EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPAL INCOME FUND Supplement to Prospectus dated August 1, 2010

The Board of Trustees of the fund named above (the "Fund") recently approved a proposal to reorganize the Fund into Eaton Vance National Limited Maturity Municipal Income Fund, a series of Eaton Vance Investment Trust with substantially the same investment objective as the Fund. Proxy materials describing the proposed reorganization are expected to be mailed in May 2011 to the Fund’s record date shareholders. If shareholders of the Fund approve the reorganization, it is expected to be completed in the second quarter of 2011. For additional information regarding the investment strategies and principal risks of National Limited Maturity Municipal Income Fund, please see that fund’s prospectus, which can be located at http://funddocuments.eatonvance.com.

After the close of business on April 4, 2011, the Fund will be closed to new investors.

March 22, 2011